UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): June 14, 2005


                            O'REILLY AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                    0-21318                    44-0618012
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission file              (IRS Employer
     of Incorporation)               number)               Identification No.)

                                233 S. Patterson
                           Springfield, Missouri 65802
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-d(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))


Section 7 - Regulation FD
ITEM 7.01. REGULATION FD DISCLOSURE

On June 14, 2005, O'Reilly Automotive, Inc. issued a press release announcing company presentation. The text of the press release is attached hereto as
Exhibit 99.1.


Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated June 14, 2005

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 16, 2005
                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Executive Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)



FOR IMMEDIATE RELEASE

For further information contact:                               Greg Henslee
                                                               Jim Batten
                                                               (417) 862-3333
________________________________________________________________________________

      O'REILLY AUTOMOTIVE, INC. TO PRESENT AT THE WILLIAM BLAIR & COMPANY,
                      25TH ANNUAL GROWTH STOCK CONFERENCE
________________________________________________________________________________

Springfield, MO, June 14, 2005 -- O'Reilly Automotive, Inc. (the "Company") (Nasdaq: ORLY), plans to make a presentation at the William Blair & Company, 25th Annual Growth Stock Conference on Wednesday, June 22, 2005, at 3:00 p.m. central time.

The slides to be used in this presentation will be available Wednesday, June 22, 2005, through the Company's website at www.oreillyauto.com by clicking on "News" then "Financial Reports" and finally "William Blair & Company Presentation."

O'Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,286 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, South Carolina, Tennessee, Texas and Virginia as of March 31, 2005.

The Company claims the protection of the safe-harbor for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by forward-looking words such as "expect," "believe," "anticipate," "good," "plan," "intend," "estimate," "project," "will" or similar words. In addition, statements contained within this press release that are not historical facts are forward-looking statements, such as statements discussing among other things, expected growth, store development and expansion strategy, business strategies, future revenues and future performance. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Such statements are subject to risks, uncertainties and assumptions, including, but not limited to, competition, product demand, the market for auto parts, the economy in general, inflation, consumer debt levels, governmental approvals, our ability to hire and retain qualified employees, risks associated with the integration of acquired businesses, weather, terrorist activities, war and the threat of war. Actual results may materially differ from anticipated results described or implied in these forward-looking statements. Please refer to the Risk Factors sections of the Company's Form 10-K for the year ended December 31, 2004, for more details.